T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price Summit Municipal Intermediate Fund

Supplement to Prospectuses and Summary Prospectuses dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2025, Charles B. Hill will be retiring and will step down from his role on the fund and, on January 1, 2026, James T. Lynch will become the fund’s sole portfolio manager and chair of the Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2025, Mr. Hill will be retiring from the Firm and will step down from his role on the fund and, on January 1, 2026, Mr. Lynch will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

The date of this supplement is April 24, 2025.

G64-041 4/24/25